SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________


 Date of Report (Date of earliest event reported) August 8, 2001
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-10822                     25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation)                                       Identification No.)


 2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
 (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code (412)429-0673

      _______________________________________________________
  (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Incorporated announced today that
          subsidiary Rapid HIV Detection Corp. has received an order for 14,000 of its InstantScreenr Rapid
          HIV tests from Walter Reed Army Institute of
          Research for further evaluation by its HIV
          Research Program in Washington DC.  The
          additional evaluation of InstantScreen follows results obtained on Walter Reed studies of 592
          InstantScreen tests, which demonstrated 100% accuracy. The data from Walter Reed's recent evaluation of rapid HIV tests will be presented on Monday, August 13, 2001 at the National HIV
          Prevention Conference in Atlanta, Georgia.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred  E.  Cooper, CEO

DATED:  August 8, 2001


 BICO RECEIVES ORDER FROM WALTER REED FOR RAPID HIV TESTS

Pittsburgh, PA - August 8, 2001 - BICO, Incorporated
(OTCBB:BIKO) announced today that subsidiary Rapid HIV
Detection Corp. has received an order for 14,000 of its InstantScreenr Rapid HIV tests from Walter Reed Army
Institute of Research for further evaluation by its HIV
Research Program in Washington DC. The additional evaluation of InstantScreen follows results obtained on Walter Reed studies of 592 InstantScreen tests, which demonstrated 100% accuracy. The data from Walter Reed's recent evaluation of rapid HIV tests will be presented on Monday, August 13, 2001 at the National HIV Prevention
Conference in Atlanta, Georgia.

The tests will be delivered to Walter Reed by early next week.

BICO recently acquired the exclusive worldwide marketing rights to InstantScreen, which was developed and is manufactured by the German American Institute for Applied
Research (GAIFAR) in Potsdam, Germany.

The advantages of the InstantScreen Rapid HIV test are:

100% accurate - In combined evaluations on nearly 1200 specimens by institutions such as Walter Reed Army
Institute; Noguchi Memorial Institute for Medical Research in Accra, Ghana; World Health Organization; and the
National Institute for Virology in South Africa,
InstantScreen has shown 100% accuracy in detecting both those infected with the HIV virus and those not infected when compared to the world wide accepted laboratory tests known as ELISA (for initial screening) and Western Blot
(for confirmation).

Instant results - Within 30 seconds or less the results are known

Simple to use - InstantScreen requires no special training, extra equipment, or refrigeration, uses only a small amount of finger prick blood, and anyone who can read at least on an elementary level can administer the test

Affordable - $10 or less in most instances

Quick Confirmation - The positive results of the InstantScreen can be verified within minutes with InstantConfirm, the first and only test to transform the gold-standard laboratory confirmation test into a rapid format for use at the test site.

Initially, InstantScreen will be marketed outside the US, especially in Africa, India, South America, the Caribbean and Asia, where HIV/AIDS is rampant. GAIFAR will concurrently seek FDA approval.

BICO has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental solutions. Subsidiary Rapid HIV
Detection Corp. is also located in Pittsburgh, PA and Washington, DC.

FOR FURTHER INFORMATION, CONTACT:
Investors                  Media
Diane McQuaide             Susan Taylor
1.412.429.0673 phone       1.412.429.0673 phone
1.412.279.9690 fax         1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204 WEBSITE:
www.bico.com